UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2019

SHUTTERFLY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33031	94-3330068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Bridge Parkway

Redwood City, California 94065

(Address of principal executive offices, including zip code)

(650) 610-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	SFLY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On June 10, 2019, Shutterfly, Inc., a Delaware corporation (“Company”), Photo Holdings, LLC, a Delaware limited liability company (“Parent”), and Photo Holdings Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (“Merger Agreement”). The Board of Directors of the Company (the “Board”) has unanimously determined that the terms of the Merger Agreement and the transactions contemplated thereby, including the Merger (as defined below), are fair to and in the best interests of the Company and its stockholders and approved the Merger Agreement and the transactions contemplated thereby, and unanimously resolved to recommend that the Company’s stockholders vote to approve the Merger Agreement.

Parent and Merger Sub are affiliates of certain funds (the “Apollo Funds”) managed by affiliates of Apollo Global Management, LLC (together with its consolidated subsidiaries, “Apollo”). Parent and Merger Sub have secured committed financing, consisting of a combination of equity to be provided by the Apollo Funds (which, in accordance with the terms of the equity funding letter, dated June 10, 2019, will be provided if certain conditions are satisfied, including the funding or availability of the debt financing) and committed debt financing, the aggregate proceeds of which will be sufficient for Parent and Merger Sub to pay the aggregate merger consideration and all related fees and expenses. Parent and Merger Sub have committed to use their reasonable best efforts to obtain the debt financing on the terms and conditions described in the debt commitment letter entered into as of June 10, 2019. The transaction is not subject to a financing condition.

Pursuant to the terms of the Merger Agreement, and subject to the conditions specified in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”). If the Merger is completed, the Company shareholders will be entitled to receive $51.00 in cash (the “Merger Consideration”) for each share of the Company’s common stock par value $0.0001 (the “Company Common Stock”) owned by them as of immediately prior to the effective time of the Merger (the “Effective Time”).

In addition, at the Effective Time, each option to purchase Company Common Stock (a “Company Option”), each restricted stock unit of the Company (a “Company RSU”), each performance-based restricted stock unit of the Company (a “Company PSU”) and each market-based restricted stock unit of the Company (a “Company MSU”) that is outstanding as of the Effective Time, will be converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of shares of Company Common Stock subject to such award multiplied by the Per Share Merger Consideration (minus, in the case of Company Options, the applicable per share exercise price) subject to any required withholding of Taxes. These amounts will be paid by the Company to the applicable holders following the Closing, on the earlier of (x) specified payment dates and (y) the date on which the holder of such Company Option suffers a “Qualifying Termination” (as defined in the Merger Agreement), subject to the terms and conditions of the Merger Agreement, without limitation to pre-existing acceleration rights that any holder may have. Each Company PSU and Company MSU for which the performance measurement period has not been completed and the level of performance achievement has not previously been determined will first be subject to the treatment set forth in the applicable award agreement (or in any other agreement then in effect between the holder of the Company PSU or Company MSU and the Company) with respect to determination of the level of performance achievement or, in the absence of any provisions setting forth such treatment, will be deemed to have a level of performance achievement equal to 100% of the target level of performance achievement set forth in the applicable award agreement. These amounts will be paid by the Company to the applicable holders following the Closing, on the earlier of (x) specified payment dates and (y) the date on which the holder of such Company PSU or Company MSU suffers a “Qualifying Termination” (as defined in the Merger Agreement), subject to the terms and conditions of the Merger Agreement, without limitation to pre-existing acceleration rights that any holder may have.

The consummation of the Merger is subject to certain conditions, including (i) approval of the Merger Agreement by holders of not less than a majority of the outstanding shares of Company Common Stock; (ii) the absence of any temporary restraining order, preliminary or permanent injunction, or any law or other judgment enacted, issued, promulgated, enforced or entered into by any governmental authority of competent jurisdiction that is then in effect and has the effect of making the Merger illegal or otherwise prevents or prohibits the consummation of the Merger; (iii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iv) the accuracy of the Company’s, Parent’s and Merger Sub’s respective representations and warranties, subject to specified materiality qualifications; (v) the absence of a Material Adverse Effect (as defined in the Merger Agreement); and (v) other customary conditions.

The Merger Agreement contains customary representations, warranties and covenants of the parties. The Company has agreed to operate its business in the ordinary course and to refrain from engaging in certain activities through the Effective Time. In addition, under the Merger Agreement, the Company has agreed not to solicit, initiate, endorse, knowingly facilitate or knowingly encourage the submission or announcement of any inquiries, proposals or offers that constitute or would reasonably be expected to lead to any alternative proposals for an acquisition of the Company, subject to customary exceptions for the Company to respond to unsolicited proposals to the extent that the failure to do so would be inconsistent with the fiduciary duties of the Board.

The Merger Agreement also contains certain termination rights for the parties, including the right of the Company in certain circumstances to terminate the Merger Agreement and accept a Superior Proposal (as defined in the Merger Agreement) and the right of either the Company or Parent to terminate the Merger Agreement if the Merger has not been completed on or before December 10, 2019. The Merger Agreement also provides that (1) the Company would be required to pay Parent a termination fee of $51.2 million in certain circumstances, including if the Company terminates the Merger Agreement to accept a Superior Proposal and (2) Parent would be required to pay the Company a termination fee of $102.5 million (the “Parent Termination Fee”) in other certain circumstances, including if Parent fails to consummate the Merger despite the satisfaction or waiver of all mutual conditions and the conditions of Parent and Merger Sub. The Apollo Funds have provided the Company with a limited guarantee, in favor of the Company, to secure certain payment obligations of Parent under the Merger Agreement, including the Parent Termination Fee.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specified dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties have been made for the purpose of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Apollo, Parent or Merger Sub. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the Effective Time, which subsequent information may or may not be fully reflected in public disclosures.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

On June 9, 2019, the Board approved and adopted an amendment to the Company’s Restated Bylaws (the “Bylaws”), which amendment became effective immediately. The amendment adds a new Section 11.1 to the Bylaws that provides that unless the Company consents in writing to the selection of an alternate forum, the Delaware Court of Chancery (or, if such court does not have jurisdiction, any other state or federal court in the State of Delaware) will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action asserting a claim of breach of a fiduciary duty owed by any shareholder, director, officer, employee or agent of the Company to the Company or the Company’s shareholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty; (iii) any action asserting a claim against the Company (or any director, officer, shareholder, employee or agent of the Company) arising pursuant to or under any provision of the Delaware General Corporation Law or the Restated Articles of Incorporation of the Company or the

Bylaws; (iv) any action to interpret, apply, enforce or determine the validity of the Restated Articles of Incorporation of the Company or the Bylaws; or (v) any action asserting a claim against the Company or any director, officer, shareholder, employee or agent of the Company governed by the internal affairs doctrine of the State of Delaware.

The foregoing description of the Bylaws is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

Press Release

On June 10, 2019, the Company issued a press release announcing its entry into the Merger Agreement, a copy of which is attached as Exhibit 99.1.

Forward Looking Statements

Statements in this communication regarding the proposed Merger, the expected timetable for completing the Merger, benefits of the Merger, and any other statements regarding the future expectations, beliefs, goals, plans or prospects of the Company constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 (collectively, “forward-looking statements”). Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the parties’ inability to consummate the Merger due to failure to satisfy conditions to the completion of the Merger, including the receipt of stockholder approval or the regulatory approvals required for the Merger, which may not be obtained on the terms expected, on the anticipated schedule or at all, and the other factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed March 1, 2019 with the Securities and Exchange Commission (the “SEC”) and the Company’s most recent Quarterly Report on Form 10-Q filed May 6, 2019 with the SEC. The Company assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file relevant materials with the SEC, including a preliminary and definitive proxy statement. Promptly after filing the definitive proxy statement, the Company will mail the definitive proxy statement and a proxy card to the stockholders of the Company. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders of the Company will be able to obtain a free copy of these documents, when they become available, at the website maintained by the SEC at www.sec.gov or free of charge at http://ir.shutterfly.com/investor-relations.

Participants in the Solicitation

Additionally, the Company will file other relevant materials in connection with the proposed acquisition of the Company by Apollo pursuant to the terms of the Merger Agreement. The Company and its directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the stockholders in connection with the proposed transaction. Stockholders of the Company may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the proxy statement for the Company’s 2019 annual meeting of stockholders, which was filed with the SEC on April 8, 2019. To the extent holdings of securities by the Company’s directors or executive officers have changed since the amounts disclosed in its proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to the Company’s Investor Relations website at http://ir.shutterfly.com/investor-relations. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of Company’s stockholders generally, will be set forth in the definitive proxy statement relating to the proposed transaction when it becomes available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document

2.1	Agreement and Plan of Merger, dated June 10, 2019, by and among Photo Holdings, LLC, Photo Holdings Merger Sub, Inc., and Shutterfly, Inc.

3.1	Amendment to Restated Bylaws

99.1	Press Release dated June 10, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTERFLY, INC.

By:	/s/ Jason Sebring
Jason Sebring Vice President and General Counsel

Date: June 10, 2019